UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2020

P.A.M. TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 Vitiritto Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) appointed Joseph A. Vitiritto to serve as the Company’s new President and Chief Executive Officer beginning August 18, 2020. Mr. Vitiritto succeeds the Company’s former President and Chief Executive Officer, Daniel H. Cushman, who retired effective May 1, 2020, and Matthew T. Moroun, who has served as interim CEO since May 1, 2020. Mr. Moroun will remain as Chairman of the Board of the Company.

In connection with his employment as President of the Company, Mr. Vitiritto has been appointed by the Board as a director of the Company to fill the vacant position previously held by Mr. Cushman, effective August 18, 2020. Mr. Vitiritto has also been appointed to the Executive Committee of the Board.

Mr. Vitiritto, age 49, has served as Senior Vice President of Pricing and Network Design for Knight-Swift Transportation Holdings, Inc. (“Knight-Swift”) since May 2019. Prior to assuming that role, Mr. Vitiritto served in various managerial capacities for Knight-Swift and its predecessor, Knight Transportation, Inc., beginning in 2003, including most recently as Senior Vice President of Operations – Swift Transition Team and Senior Vice President of Human Resources. He has over 25 years of experience in the transportation industry. Mr. Vitiritto’s significant operational experience and expertise in the transportation industry and future knowledge of the day-to-day management of the Company will bring valuable insight to the Company’s Board of Directors.

On August 4, 2020, the Company entered into an employment agreement with Mr. Vitiritto pursuant to which he will serve as the Company’s President and Chief Executive Officer (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Vitiritto will receive an annual base salary of $530,036 and a cash bonus for fiscal year 2020 of $328,500, payable in December 2020 or January 2021. Mr. Vitiritto will be eligible to earn an annual bonus incentive award for 2021 in an amount up to 100% of his then current base salary, with the actual bonus amount to be awarded based on the satisfaction of predetermined performance criteria to be established at later date. He will also be eligible for future annual cash bonuses as determined by the Board. Payment of any bonus for fiscal year 2021 and thereafter will be made in five annual installments of 20% each beginning in the year following the year in which the bonus is earned, subject to his continued employment or retirement after reaching age 65. Mr. Vitiritto’s performance will be reviewed annually for changes in base salary.

Upon commencement of his employment with the Company, Mr. Vitiritto will also receive a grant of 40,000 restricted shares of common stock of the Company which will vest in installments of 5,000 shares each in 2022, 2023, 2024 and 2027 and 10,000 shares each in 2025 and 2026, subject to his continued employment or retirement after reaching age 65.

Pursuant to the Employment Agreement, the Company may terminate Mr. Vitiritto’s employment at any time with or without cause. If his employment is terminated by the Company without “just cause” (as defined in the Employment Agreement), Mr. Vitiritto will be entitled to receive his base salary and COBRA for a period of 60 weeks following such termination, provided that Mr. Vitiritto signs a separation agreement with the Company. If such termination occurs in the first 24 months of his employment with the Company, he will also be entitled to severance of $621,000 paid in three equal installments over 12 months in lieu of the vesting of his restricted stock award. The Employment Agreement also provides Mr. Vitiritto the right to terminate his employment with the Company upon six months’ prior written notice to the Company. However, the Company has the right to terminate Mr. Vitiritto’s employment immediately upon receipt of such notice. In the event of such termination, Mr. Vitiritto is entitled to receive his base salary only for the six-month period following the Company’s receipt of his notice of termination. Mr. Vitiritto’s employment with the Company will be terminated upon his death and may be terminated by the Company upon his disability. Upon termination due to disability, Mr. Vitiritto will continue to receive his compensation for a period of three months after the date of disability, along with any residual bonus earned but not yet paid.

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Under the Employment Agreement, Mr. Vitiritto is subject to a covenant not to compete with the Company and certain affiliated companies under common ownership with the Company for a period of one year following the termination of Mr. Vitiritto’s employment with the Company. Mr. Vitiritto is also subject to covenants with respect to the confidentiality of the Company’s proprietary information and non-solicitation of employees.

This description of the terms of the Company’s employment of Mr. Vitiritto does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2020, the Board of the Company adopted a second amendment (the “Bylaw Amendment”) to the Company’s Amended and Restated By-Laws, as amended (the “Bylaws”). The Bylaw Amendment amends the borrowing authority provision of the Bylaws to expressly permit the Board to authorize the officers and agents of the Company to grant mortgages and other security interests in the Company’s real property to secure loans and other indebtedness of the Company. The Bylaw Amendment became effective on August 4, 2020.

The foregoing description of the Bylaw Amendment is only a summary and is qualified in its entirety by reference to the full text of the Bylaws, as amended by the Bylaw Amendment, which are attached as Exhibits 3.1, 3.2 and 3.3 hereto and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 of the Company's Form 8-K filed on December 11, 2007).
3.2	First Amendment to Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 of the Company's Form 8-K filed on January 7, 2020).
3.3	Second Amendment to Amended and Restated By-Laws of the Registrant.
10.1	Employment Agreement between the Registrant and Joseph A. Vitiritto, dated August 4, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: August 5, 2020	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer

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